          As filed with the Securities and Exchange Commission on April 24, 2001

                                            Registration No. 333-_______________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                                 MIGRATEC, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                                    65-0125664
 (State or other jurisdiction of           (I.R.S. Employer Identification Code)
 incorporation or organization)

                           11494 Luna Road, Suite 100
                            Dallas, Texas 75234-9421
                    (Address of principal executive offices)

                    MIGRATEC, INC. LONG-TERM INCENTIVE PLAN,
                             AS AMENDED AND RESTATED
                            (Full title of the plan)

                               T. ULRICH BRECHBUHL
                PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY
                           11494 Luna Road, Suite 100
                            Dallas, Texas 75234-9421
                     (Name and address of agent for service)

                                 (972) 969-0300
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                            Ted S. Schweinfurth, Esq.
                         Winstead Sechrest & Minick P.C.
                     1201 Elm Street, 5400 Renaissance Tower
                               Dallas, Texas 75270

                         CALCULATION OF REGISTRATION FEE


-----------------------------------------------------------------------------------------------------------------

                                                             Proposed            Proposed
              Title of                    Amount             Maximum             Maximum            Amount of
             Securities                    to be          Offering Price        Aggregate          Registration
          to be Registered              Registered          Per Share         Offering Price           Fee
-----------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value per        7,000,000           $0.3925*           $2,747,500*         $686.88
share

-----------------------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended. Pursuant to Rule 457(h), this estimate is based upon the average of the high and low prices of the Registrant's common stock, $.001 par value per share, on April 23, 2001 (as reported on the Over the Counter Bulletin Board).


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




                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

1.       PLAN INFORMATION.*

2.       REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

----------

* Information required by Part I of Form S-8 to be contained in a prospectus meeting the requirements of Section 10(a) of the Securities Act of 1933 is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

EXPLANATORY NOTE.

         This Registration Statement on Form S-8 is filed in order to register an additional 7,000,000 shares of common stock, par value $0.001 per share, of MigraTEC, Inc. for issuance pursuant to the MigraTEC, Inc. Long-Term Incentive Plan (as amended and restated, the "Plan"). The contents of that earlier Registration Statement (Registration No. 33-49398) which registered 7,000,000 shares for issuance under the Plan, filed November 6, 2000, are hereby incorporated herein by reference.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents previously filed by the Registrant with the Securities and Exchange Commission (the "Commission") are hereby incorporated herein by reference:

         (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, filed March 22, 2001, File No. 000-28220;

         (b) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 since December 31, 2000; and

         (c) The description of the Registrant's common stock, $.001 par value per share (the "Common Stock"), contained in the Registrant's registration statement on Form SB-2, filed March 29, 2001, File No. 333-57830.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

         The exhibits required to be furnished pursuant to this Item 8 are listed in the Exhibit Index filed herewith, which Exhibit Index is hereby incorporated herein by reference.



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




                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Dallas, State of Texas, on April 24, 2001.

                             MIGRATEC, INC.



                             By:  /s/ T. ULRICH BRECHBUHL
                                ------------------------------------------------
                                T. Ulrich Brechbuhl
                                President, Chief Financial Officer and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature and Title                                      Date

/s/ W. CURTIS OVERSTREET                                 April 24, 2001
------------------------------------------------
W. Curtis Overstreet
Chief Executive Officer and Director
(Principal Executive Officer)


/s/ T. ULRICH BRECHBUHL                                  April 24, 2001
------------------------------------------------
T. Ulrich Brechbuhl
President, Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)


/s/ KEVIN C. HOWE                                        April 24, 2001
------------------------------------------------
Kevin C. Howe
Chairman of the Board



/s/ DREW R. JOHNSON                                      April 24, 2001
------------------------------------------------
Drew R. Johnson
Director



                                                         April   , 2001
------------------------------------------------
Richard A. Gray, Jr.
Director



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




                                INDEX TO EXHIBITS


      EXHIBIT
      NUMBER                 DESCRIPTION
      ------                 -----------
       4.1         Form of Common Stock Certificate(1)

       5.1         Opinion of Winstead Sechrest & Minick P.C.(2)

      23.1         Consent of Winstead Sechrest & Minick P.C. (included in Exhibit 5.1)(2)

      23.2         Consent of Ernst & Young LLP(2)

      99.1         MigraTEC, Inc. Long-Term Incentive Plan, as amended and restated(3)

      99.2         Stock Option Grant Agreement and Stock Option Agreement(3)

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(1)      Incorporated by reference from Post-Effective Amendment No. 1 to
         MigraTEC, Inc.'s registration statement on Form SB-2 filed November 13, 2000, File No. 333-44946.

(2)      Filed herewith.

(3) Incorporated by reference from MigraTEC, Inc.'s registration statement on Form S-8 filed November 6, 2000, File No. 333-49398.




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